Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with the Quarterly Report of Asia Premium Television Group, Inc. (the  "Company") on Form 10-QSB for the period ended September 30, 2003 as filed with the  Securities  and  Exchange  Commission on the date hereof (the "Report"), I, Stanley R. Goss, Chief Financial Officer of the Company, certify, pursuant to 18

U.S.C.  section  1350,  as adopted pursuant to section 906 of the Sarbanes-Oxley Act  of  2002,  that  to  the  best  of  my  knowledge:

     (1)  The  Report  fully  complies with the requirements of section 13(a) or 15(d)  of  the  Securities  Exchange  Act  of  1934;  and

     (2)  The  information  contained  in  the  Report  fairly  presents, in all material  respects,  the  financial  condition  and  result of operations of the Company.

Date:     Dec. 23, 2003

                                        /s/  Stanley  R.  Goss

                                        -------------------------

                                        Stanley  R.  Goss

                                        Chief  Financial  Officer